                                                                     Exhibit 99

FOR IMMEDIATE RELEASE:


                 CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS
                                 FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended June 30, 2004, CNB had consolidated net income of $588,000, or $1.28 per share as compared to $441,000, or $0.96 per share for the three months ended June 30, 2003. For the six months ended June 30, 2004, CNB has consolidated net income of $1.2 million, or $2.52 per share compared to $756,000, or $1.65 per share for the six months ended June 30, 2003. Earnings performance for six months ended June 30, 2004 included the operations of the Bank's new Hancock, Maryland branch for the period of June 11, 2004 through June 30, 2004. Second half 2004 earnings performance will reflect the operations of the Hancock, Maryland branch for the entire six months.

     CNB, with total assets at June 30, 2004 of $220.8 million, has two full service offices in Berkeley Springs, West Virginia with an ATM at the main office and a cash machine located at Cacapon State Park. The Bank also has two full service branch offices and ATMs in Berkeley County, West Virginia. One office is in Hedgesville, West Virginia and the other office is in south Martinsburg, West Virginia. The Bank also has a cash machine located at the Woods Resort near Hedgesville. The Bank's newest full service branch office and ATM are located in Hancock, Maryland.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2004 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                             - financials follow -

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                   JUNE 30,               DECEMBER 31,
                                  ASSETS                             2004                    2003
                                                                 -------------           -------------
                                                                  (Unaudited)
Cash and due from banks                                          $   8,667,038           $   7,641,280
Federal funds sold                                                      43,000                   3,000
Securities available for sale
   (at approximate market value)                                    43,104,816              39,361,934
Federal Home Loan Bank stock, at cost                                  818,400                 865,700
Federal Reserve Bank stock, at cost                                    129,650                 129,650
Loans and lease receivable, net                                    158,263,963             144,665,208
Accrued interest receivable                                            924,378                 838,659
Premises and equipment, net                                          5,606,557               5,288,633
Cash surrender value of life insurance                               1,172,193               1,065,435
Deferred income taxes                                                  817,548                 352,405
Intangible assets                                                      796,790                  23,795
Other assets                                                           491,244                 820,052
                                                                 -------------           -------------

         TOTAL ASSETS                                            $ 220,835,577           $ 201,055,751
                                                                 =============           =============


                   LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
   Deposits:
        Demand                                                   $  35,577,288           $  29,485,097
        Interest-bearing demand                                     39,404,984              34,042,317
        Savings                                                     29,843,028              24,360,890
        Time, $100,000 and over                                     37,427,186              36,642,560
        Other time                                                  58,620,086              56,367,865
                                                                 -------------           -------------
                                                                 $ 200,872,572           $ 180,898,729
   Accrued interest payable                                            588,096                 673,624
   FHLB borrowings                                                     700,000               1,200,000
   Securities sold under repurchase agreement                          213,080                    --
   Accrued expenses and other liabilities                            1,673,752               1,714,457
                                                                 -------------           -------------

         TOTAL LIABILITIES                                       $ 204,047,500           $ 184,486,810
                                                                 -------------           -------------

SHAREHOLDERS' EQUITY
   Common stock, $1 par value; 5,000,000  shares
       authorized; 458,048 shares outstanding                    $     458,048           $     458,048
   Capital surplus                                                   3,863,592               3,863,592
   Retained earnings                                                13,438,612              12,460,556
   Accumulated other comprehensive income                             (972,175)               (213,255)
                                                                 -------------           -------------

         TOTAL SHAREHOLDERS' EQUITY                              $  16,788,077           $  16,568,941
                                                                 -------------           -------------

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $ 220,835,577           $ 201,055,751
                                                                 =============           =============

The Notes to Consolidated Financial Statements are an integral part of these statements.

             CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
            CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                     THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                          JUNE 30,                           JUNE 30,
                                                ----------------------------        ----------------------------
                                                   2004              2003              2004              2003
                                                ----------        ----------        ----------        ----------
INTEREST INCOME
   Interest and fees on loans                   $2,429,297        $2,369,050        $4,813,495        $4,689,197
   Interest and dividends on securities
      U.S. Government agencies and
         corporations                              251,320           335,699           494,869           676,933
      Mortgage backed securities                    76,763           161,108           166,494           322,887
      State and political subdivisions              58,116            14,613           103,094            27,725
      Other                                          7,048             7,499             9,911            12,098
   Interest on federal funds sold                    4,821             5,454             7,606            12,981
                                                ----------        ----------        ----------        ----------
                                                $2,827,365        $2,893,423        $5,595,469        $5,741,821
                                                ----------        ----------        ----------        ----------
INTEREST EXPENSE
   Interest on interest bearing demand,         $  746,012        $1,073,340        $1,524,871        $2,289,608
     savings and time deposits
   Interest on federal funds purchased                --                 124              --                 270
   Interest on borrowings                            1,257              --               4,157              --
                                                ----------        ----------        ----------        ----------
                                                $  747,269        $1,073,464        $1,529,028        $2,289,878
                                                ----------        ----------        ----------        ----------

           NET INTEREST INCOME                  $2,080,096        $1,819,959        $4,066,441        $3,451,943

PROVISION FOR LOAN LOSSES                           94,000            86,000           181,000           137,000
                                                ----------        ----------        ----------        ----------

           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES        $1,986,096        $1,733,959        $3,885,441        $3,314,943
                                                ----------        ----------        ----------        ----------

NONINTEREST INCOME
   Service charges on deposit accounts          $  286,844        $  247,305        $  544,033        $  438,094
   Other service charges, commissions
      and fees                                     101,373            95,547           190,620           187,430
   Insurance commissions                            33,711            26,363            66,713            50,634
   Other operating income                           13,455            26,542            30,986            45,391
   Net gain on sale of securities                   85,670            52,497           135,546            97,092
   Income from title company                        17,791            13,300            27,620            23,550
                                                ----------        ----------        ----------        ----------
                                                $  538,844        $  461,554        $  995,518        $  842,191
                                                ----------        ----------        ----------        ----------
NONINTEREST EXPENSES
   Salaries                                     $  620,503        $  483,439        $1,216,421        $1,162,828
   Employee benefits                               221,328           216,920           439,207           429,140
   Occupancy of premises                            84,505            75,801           162,411           147,814
   Furniture and equipment expense                 210,956           184,898           413,010           302,435
   Other operating expenses                        532,431           509,738           948,319           912,237
                                                ----------        ----------        ----------        ----------
                                                $1,669,723        $1,470,796        $3,179,368        $2,954,454
                                                ----------        ----------        ----------        ----------

            INCOME BEFORE INCOME TAXES          $  855,217        $  724,717        $1,701,591        $1,202,680

PROVISION FOR INCOME TAXES                         267,391           283,873           544,896           446,484
                                                ----------        ----------        ----------        ----------

            NET INCOME                          $  587,826        $  440,844        $1,156,695        $  756,196
                                                ==========        ==========        ==========        ==========

BASIC EARNINGS PER SHARE                        $     1.28        $     0.96        $     2.52        $     1.65
                                                ==========        ==========        ==========        ==========

The Notes to Consolidated Financial Statements are an integral part of these statements.